CERTIFICATION OF
              CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Amended Quarterly Report on Form 10-QSB of Tech Laboratories, Inc. for the quarter ended March 31, 2004, I, Bernard Ciongoli, Chief Executive Officer and Chief Financial Officer of Tech Laboratories, Inc. hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Amended Quarterly Report on Form 10-QSB for the period ended March 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Amended Quarterly Report on Form 10-QSB for the period ended March 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of Tech Laboratories, Inc.

Dated: February 10, 2005

TECH LABORATORIES, INC.


By: /s/ Bernard Ciongoli
    -------------------------------------
    Chief Executive Officer and
    Chief Financial Officer